UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 1, 2026
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Explanatory Note

On July 1, 2026, Arrow Financial Corporation (the “Company”) closed its previously announced acquisition of Adirondack Bancorp, Inc. (“Adirondack”) and its banking subsidiary Adirondack Bank, which was merged with and into Arrow Bank pursuant to the terms of the Agreement and Plan of Merger (the "Agreement") dated February 25, 2026.

On July 1, 2026, the Company filed a Current Report on Form 8-K reporting the completion of the acquisition (the "Original Report"). This Amendment No. 1 to the Original Report is being filed with the Securities and Exchange Commission (the "Commission") solely to amend and supplement item 9.01 of the Original Report, as described in Item 9.01 below. This Amendment No. 1 makes no other amendments to the Original Report.

The pro forma financial information included in this Amendment No. 1 to the Original Report has been presented for informational purposes only and does not purport to represent the actual results that the Company and Adirondack would have achieved had the companies been combined during the periods presented, and is not intended to project any future results of operations for the combined company.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses or funds acquired.

Pursuant to General Instruction B.3 of Form 8-K, the audited consolidated financial statements of Adirondack as of and for the year ended December 31, 2025, are not required to be filed again by this Current Report on From 8-K, because substantially the same information was previously filed in the Company's Registration Statement on Form S-4, as originally filed with the Commission on April 22, 2026 (File No. 333-295242) and as thereafter amended. The unaudited consolidated statements of financial condition of Adirondack as of March 31, 2026 and December 31, 2025 and the unaudited consolidated statements of income, unaudited consolidated statement of comprehensive income, unaudited consolidated statements of stockholders' equity and unaudited consolidated statements of stockholders' equity for the three months ended March 31, 2026 and March 31, 2025 are filed herewith as Exhibit 99.1 and are incorporated by reference into this item 9.01(a).

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated combined financial information as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025 is filed herewith as Exhibit 99.2 and is incorporated by reference into this item 9.01(b)

(c)     Exhibits

Exhibit No	Description
Exhibit 99.1
Unaudited consolidated statements of financial condition of Adirondack as of March 31, 2026 and December 31, 2025 and the unaudited consolidated statements of income, unaudited consolidated statement of comprehensive income, unaudited consolidated statements of stockholders' equity and unaudited consolidated statements of stockholders' equity for the three months ended March 31, 2026 and March 31, 2025.

Exhibit 99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Information as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Date:	September 14, 2026	/s/ Penko Ivanov
Penko Ivanov Chief Financial Officer